 Tax-Free Trust of Arizona

Supplement dated May 29, 2013
to the Summary Prospectus, Prospectus and Statement of Additional Information
dated October 25, 2012

At a special meeting to be held in the third quarter of 2013, shareholders of the Trust will be asked to approve certain proposals, including:

• an amended and restated declaration of trust that is expected to simplify administration and oversight of the Trust; and

• revised fundamental investment policies that are intended to simplify compliance monitoring and provide additional flexibility for the Trust.

The proposals are not expected to materially affect the manner in which the Trust is managed today.  There will be no changes to the Trust’s investment objective, principal investment strategies or investment management teams if these proposals are approved by shareholders.

At the special meeting, shareholders also will be asked to elect Trustees of the Trust and ratify the selection of the Trust’s independent registered public accounting firm.  All of the proposals were unanimously approved by the Trust’s Board of Trustees on March 2, 2013.

Proxy materials describing these proposals will be sent to shareholders of the Trust in June 2013. Please read the proxy materials carefully, as they contain a more detailed description of the proposals.